Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Mission Lane LLC

1504 Belleville Street

Richmond, Virginia 23230

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of revolving private label credit card receivable accounts in connection with the proposed offering of Mission Lane Credit Card Master Trust, Series 2022-A. Mission Lane LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Sample Data File. Additionally, Guggenheim Securities, LLC, Goldman Sachs & Co. LLC and Barclays Capital, Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 1, 2022, representatives of the Company provided us a listing of credit card receivable accounts (the “Credit Card Receivable Listing”). At the Company’s instruction, we randomly selected 100 credit card receivable accounts from the Credit Card Receivable Listing (the “Selected Accounts”).

Further, representatives of the Company provided us with (i) on July 6, 2022, a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2021, with respect to each of the Selected Accounts (the “Initial Sample Data File”) and (ii) July 8, 2022, a supplemental data file containing the “account status” for each of the Selected Accounts (the “Supplemental Data File”).

At the Company’s instruction, we (i) appended the Initial Sample Data File with the account status set forth on the Supplemental Data File for each Selected Account and (ii) removed the two Selected Accounts, as indicated on the attached Appendix A, with an account status of “charge off.” The Initial Sample Data File, as adjusted, is hereinafter referred to as the “Sample Data File” and the remaining 98 Selected Accounts are hereinafter referred to as the “Sample Accounts.”

We performed certain comparisons and recomputations for each of the Sample Accounts relating to the characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

Characteristics

1. Account number (for informational purposes only)	5. Credit limit amount
2. Current state	6. Current FICO score
3. Open date	7. Account age
4. Annual percentage rate (APR)	8. Credit type

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived an electronic loan file, prepared, created, and delivered by the Company, from the servicer system as of the close of business May 31, 2022 (the “Servicer System File”).

The Servicer System File used in support of the Characteristics were provided to us by representatives of the Company and is referred to hereinafter as the “Source Document.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Document and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Document. In addition, we make no representations as to whether the Source Document are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above mentioned Source Document.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the credit card receivable accounts underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the credit card receivable accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Sample Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 14, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 14, 2022.

In applying our agreed-upon procedures as outlined above, we removed the following two Selected Accounts with an account status of “charge off” from the Initial Sample Data File:

1688126985
2105115775

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.